FINANCIAL INVESTORS TRUST

Grandeur Peak Global Micro Cap Fund

(the “Fund”)

SUPPLEMENT DATED APRIL 12, 2016 TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 29, 2015, AS SUPPLEMENTED

The Fund will no longer accept offers to purchase Institutional Class shares of the Fund, unless the purchase is made pursuant to or by:

•

Existing direct Fund shareholders, who will be permitted to purchase Institutional Class shares in amounts up to $6,000 per shareholder per calendar year;

•

Retirement plans which currently hold the Fund; or

•

An automatic reinvestment of a distribution made by the Fund.

These restrictions will not, however, apply to employees of the Adviser or their family members. The Fund’s Investor Class shares will remain unavailable for purchase.

The Board of Trustees of the Fund reserves the right to make exceptions or modify these restrictions in its discretion.

Please contact Grandeur Peak at 1-855-377-PEAK(7325) for further information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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